                                                                   EXHIBIT 10.8b

Capital Cities/ABC, Inc. 77 West 66 Street New York NY 10023 (212) 456-7777



                                February 8, 1990


                    PRIMARY TELEVISION AFFILIATION AGREEMENT
                    ----------------------------------------



Combined Communications Corporation of Oklahoma Inc.
Oklahoma City, Oklahoma


TELEVISION STATION: KOCO


Gentlemen:

In order that your station may continue to serve the public interest, convenience and necessity, this Company and your Television Station KOCO hereby
                                                                    ----
mutually agree upon the following plan of network cooperation, which shall replace the affiliation agreement between you and us dated October 21, 1980, as amended.


I.   NETWORK AFFILIATION AND PROGRAM SERVICE
     ---------------------------------------

     A.  FIRST CALL.  We will offer you, for television broadcasting by your
         ----------
station, the first call on all our network television programs which are to be broadcast on a television network basis in the community to which your station is licensed by the Federal Communications Commission, except as hereinafter provided in Paragraph V.3. Notwithstanding the foregoing, ABC shall have the right to authorize any television broadcasting station regardless of the community to which it is licensed by the FCC, to broadcast any network presentation of a subject we deem to be of immediate national significance including, but not limited to, a Presidential address.

     B.  PROGRAM SERVICE. The program service we are offering will be as
         ---------------
follows:

          1.  Network Sponsored Programs.  "Network sponsored programs", as used
              --------------------------
     in this agreement, shall mean those television network programs which contain one or more commercial announcements paid for by or on behalf of one or more ABC Network advertisers.

You agree to broadcast network sponsored programs in their entirety, including but not limited to the network commercial announcements ordered for your station, network identifications, program promotional material or credit announcements contained in such programs which you accept, without interruption or deletion or addition of any kind. Notwithstanding the foregoing, you may substitute other ABC-TV promotional announcements in lieu of program promotional material which is inaccurate as it pertains to your station. It is also understood that no commercial announcement, promotional announcement or public service, announcement will be broadcast by you during any interval within a network program designated by ABC as being for the sole purpose of making a station identification announcement.

          2.  Network Sustaining, Cooperative and Spot Carrier Programs.
              ---------------------------------------------------------

               (a) We will from time to time offer you live or recorded network programs identified as sustaining programs, cooperative programs or spot carrier programs. Except as set forth below in subparagraphs (b) and (c), you agree to broadcast such programs which you accept in their entirety without interruption or deletion or addition of any kind.

               (b) The network sustaining programs which we may offer to you may not, without our prior written consent, be sold by your station for commercial sponsorship or interrupted for commercial announcements or used for any purpose other than sustaining broadcasting.

               (c) You may carry the cooperative or spot carrier programs on the same basis as regular sustaining programs or you may offer them for commercial sponsorship on terms and conditions specified by us at the time such programs are offered to you.

     C.   PROGRAM ACCEPTANCE. You agree that you will advise us within 15 days
          ------------------
of the date of our offer of your acceptance (if requested to do so by the terms of our offer) or rejection of any offer by us relating to a regularly scheduled network program. With respect to any network program not regularly scheduled, you will advise us of your acceptance or rejection of our offer within 72 hours (exclusive of Saturdays, Sundays and holidays) after such offer has been received at your station. However, if the first broadcast referred to in our offer is scheduled to occur within less than 15 days after the date of our offer with respect to regularly scheduled network programs or less than 72 hours after our offer has been received at your station with respect to network programs not regularly scheduled, you shall notify us of your acceptance or rejection of such offer as promptly as possible, but in no event after the first broadcast time specified in such offer. Acceptance by you of our offer of a network program(s) shall constitute your agreement to broadcast such network program(s) in accordance with the terms of this agreement and of our offer to you.

     D.   PROGRAM DELIVERY.  By means satisfactory to us, we will arrange, at
          ----------------
our own expense, for programs to be delivered to your station.


II.  NETWORK STATION COMPENSATION
     ----------------------------

          1. We agree to pay you, and you agree to accept, compensation in accordance with the provisions set forth in Schedule A attached hereto and hereby made a part hereof. The network station rate for your station shall be $1,600.00 and shall be used by us in determining your station compensation in accordance with the formula set forth in Schedule A.

          2. If you should be unable, for any reason to broadcast any network sponsored program(s), or any portion thereof, your compensation hereunder from us for that period shall be reduced accordingly.

          3. We reserve the right to reevaluate and change at any time (a) the network station rate set forth in Subparagraph 1 above, (b) the percentage(s) set forth in the Table in Schedule A, or (c) your network weekly deduction, by notice to you in writing to such effect. Any increase in your station rate or in the percentage(s) in Schedule A, or any decrease in your network weekly deduction, will become effective on the date specified in our notice to you. Should we (a) decrease the network station rate below that set forth in Subparagraph 1 above, (b) decrease the percentage(s) in Schedule A, or (c) increase your network weekly deduction, we will notify you in writing at least ninety (90) days prior to the effective date of such change, and you may, if you so elect, terminate this affiliation agreement as of the effective date by giving us prior written notification within forty-five (45) days after the date of our notice to you. However, if such reduction in compensation is part of a general rate revision on the ABC Network, we will notify you in writing at least thirty
     (30) days prior to the effective date of such change, and you may, if you so elect, terminate this affiliation agreement as of the effective date by giving us prior written notification within fifteen (15) days after the date of our notice to you of such change. You agree that a general rate revision on the ABC Television Network may be expressed by us as a modification of your network rate, and/or as a modification of the percentage(s) set forth in Schedule A and/or as a modification of your network weekly deduction.

III. NETWORK NON-DUPLICATION PROTECTION
     ----------------------------------

     As of January 1, 1990 (or such other effective date established by the Federal Communications Commission for operation of the revised network non-duplication rules), you shall be entitled to network non-duplication protection provided as and to the extent set forth in Rider One to this agreement, which is attached hereto and made a part hereof.


IV.  CUT-IN ANNOUNCEMENTS AND LOCAL TAG SERVICES
     -------------------------------------------

     A.   CUT-IN ANNOUNCEMENTS.  "Cut-In Announcements", as used herein, shall
          --------------------
mean the substitution of a special commercial in place of a regularly scheduled network commercial.

          1. Upon at least twenty-four (24) hours' notice, you shall, at our request, furnish such personnel and equipment as may be necessary to (a) broadcast cut-in announcements from your station alone, or (b) originate from your station cut-in announcement(s) to one or more other stations, without regard to whether or not your station is requested to broadcast said cut-in announcement(s). Notwithstanding anything contained in this agreement, you may refuse to broadcast any such cut-in announcement in the community to which your station is licensed by the FCC if, in your opinion, it is not in the public interest, convenience or necessity, but you shall nevertheless furnish such personnel and equipment as may be necessary to originate such cut-in announcement(s) from your station to one-or more other stations.

          2. Cut-in announcements shall be broadcast only when authorized by us and then only in accordance with the instructions furnished to you. You will be supplied, as promptly as possible, with the material and instructions for these announcements.

          3. We may cancel any order for cut-in announcements without liability on our part, provided we do so upon not less than twenty-four (24) hours' notice to you, failing which, we will pay you the compensation you would have received if the announcement(s) had continued as scheduled for twenty-four (24) hours following receipt by you of such notice of cancellation.

          4. For each program during which such cut-in announcements are included, we shall pay you in accordance with the applicable table set forth in Schedule B hereto and hereby made a part hereof.

     B.   LOCAL TAG SERVICES.  "Local Tag Announcements", as used herein, shall
          ------------------
mean a visual commercial announcement, made by you on behalf of a local dealer of a network advertiser, not exceeding ten seconds of a one-minute network commercial announcement or five seconds of a thirty-second network commercial announcement projected by means of a slide and not utilizing more than two (2) slides.

          1. Upon at least twenty-four (24) hours' notice, you shall, at our request, furnish such personnel and equipment as may be necessary to broadcast "local tag announcements".

          2. Local tag announcements shall be broadcast in accordance with our instructions. The network advertiser shall supply to you or purchase from you, as promptly as possible, the slide(s) for each local tag announcement. Local tag announcements shall not be accompanied by oral announcements unless the network advertiser shall make direct requests of you therefor and shall have assumed sole responsibility for payment of such oral announcements.

          3. We may cancel any order for local tag announcements without liability on our part provided we do so upon not less than twenty-four (24) hours' notice to you, failing which we will pay you the compensation you would have received if the local tag announcements had continued as scheduled for twenty-four (24) hours following receipt by you of such notice of cancellation.

          4. For each local tag announcement which you broadcast, we shall compensate you in accordance with the applicable table set forth in Schedule B hereto and hereby made a part hereof.


V.   GENERAL
     -------

          1. We may at any time, upon notice to you, substitute for any scheduled network program another,network program, except that if such other network program in our judgment involves a special event of public interest or importance, no such notice is required. No compensation will be paid to you for the scheduled program or for the substitute program unless such substitute program is a "network sponsored program" in which event you shall be compensated in accordance with the terms or formula, whichever is applicable, set forth in Schedule A hereof.

          2. Nothing contained in this agreement shall be construed to prevent or hinder us, at any time upon notice to you as soon as practicable, from cancelling one or more network programs, whether sponsored or sustaining, in which event you shall receive no compensation for any such canceled network sponsored program(s).

          3. With respect to network programs offered or already contracted for pursuant to this affiliation agreement, nothing herein contained shall be construed to prevent or hinder you from:

              (a) rejecting or refusing network programs which you reasonably believe to be unsatisfactory, unsuitable or contrary to the public interest; or

              (b) substituting a program, which in your good faith opinion, is of greater local or national importance.

We shall not compensate you for any such program you have refused or rejected or for which you have substituted a program which is of greater local or national importance. With respect to programs already contracted for hereunder, you shall give us prompt telegraphic notification of any such refusal, rejection or substitution no later than fourteen (14) days prior to the air date of such programming, except where the nature of the substitute program makes such notice impracticable (e.g., coverage of breaking news or other unscheduled events), in which case you agree to give us as much advance notice as possible under the circumstances. Such notice shall include a statement of the reason(s) you believe that a rejected or refused network program is unsatisfactory, unsuitable or contrary to the public interest, and/or that a substituted program is of greater local or national importance.

     In addition to all other remedies, we shall have the right, upon thirty
(30) days' notice, to terminate your "First Call" rights on any program series already contracted for hereunder and withdraw all future episodes of that series if one or more individual program episode(s) is pre-empted by you in violation of this Paragraph.

     We shall also have the right, upon thirty (30) days' notice, to terminate your "First Call" rights concerning any program series already contracted for hereunder and to withdraw all future episodes of that series if three or more individual program episodes are pre-empted by you in any thirteen-week period, whether or not such pre-emptions are for the reasons set forth in (a) and (b) above. Such thirteen-week periods shall be measured consecutively from the first broadcast date of the program series in question.

     We reserve the right not to offer you the "First Call" for the next broadcast season on any program series as to which we have terminated your "First Call" rights and withdrawn future episodes of that series pursuant to this Paragraph and which has been placed by ABC on another station serving your market.

          4. You will submit to us in writing, upon forms provided by us for that purpose, such reports covering network programs broadcast by your station as ABC may request from time to time.

          5. Subject to Subparagraph 2 of Section II of this agreement, neither you nor we shall incur any liability hereunder because of our failure to deliver, or your failure to broadcast, any or all network programs due to:

               (a)  failure of facilities
               (b)  labor disputes, or
               (c) causes beyond the control of the party so failing to broadcast.

          6. In the event that the transmitter location, power, frequency or hours of operation of your station are changed at any time so that your station is of less value to us as a network outlet than it is as of the effective date of this agreement, we will have the right to terminate this agreement upon thirty (30) days' advance written notice.

          7. You agree not to assign or to transfer any of the rights or privileges granted to you under this agreement without our prior consent in writing. You also agree that if any application is made to the Federal Communications Commission pertaining to an assignment or a transfer of control of your license, or any interest therein, you shall notify us in writing immediately of the filing of such application. Except as to assignments or transfers of control comprehended by Section 73.3540(f) of the Rules and Regulations of the Federal Communications Commission, we shall have the right to terminate this agreement effective as of the effective date of any assignment or transfer of control (voluntary or involuntary) of your license or any interest therein, provided ABC shall have given you notice in writing of such termination within thirty (30) days after we have been advised that such application for assignment or transfer has been filed with the Federal Communications Commission.

If we do not so terminate this agreement, you agree, prior to the effective date of any such assignment or transfer of control of your station to procure and deliver to us, in form satisfactory to us, the agreement of the proposed assignee or transferee that, upon consummation of the assignment or transfer of control of your station's authorization, the assignee or transferee will assume and perform this agreement in its entirety without limitation of any kind. If you fail to notify us of the proposed assignment or transfer of control of your station's authorization, or fail to procure the agreement of the proposed assignee or transferee in accordance with the preceding sentence, we shall have the right to terminate this agreement upon thirty (30) days' advance written notice to you and the transferee or assignee, after the effective date of such assignment or transfer or the date on which we learn of such assignment or transfer, whichever is later.

          8. You agree not to authorize, cause, permit or enable anything to be done whereby any program which we supply to you herein may be used for any purpose other than broadcasting by your station in the community to which it is licensed, which broadcast is intended for reception by the general public in places to which no admission is charged. You agree when you are authorized to tape a program for subsequent broadcast that the recording will be broadcast not more than once in its entirety and will be erased within six (6) hours of use.

          9. Except with our prior written consent and except upon such terms and conditions as we may impose, you agree not to authorize, cause, permit or enable anything to be done whereby a recording on film, tape or otherwise is made or a recording is broadcase, of a program which has been, or is being, broadcase on our network, or a rebroadcase is made of the broadcast transmission of your station during any hours when your station is broadcasting a program provided by ABC.

          10. With respect to any and all promotional material issued by you or under your direction or control, you agree to abide by any and all restrictions of which we advise you pertaining to the promotion of a network program(s) scheduled to be broadcast by you in your community, including, but without limitation, on-the-air promotion, billboards, and newspaper or other printed advertisements, announcements or promotions.

          11. You agree to maintain for your television station such licenses, including performing rights licenses as now are or hereafter may be in general use by television broadcasting stations and necessary for you to broadcast the television programs which we furnish to you hereunder. We will clear all music in the repertory of ASCAP and of BMI used in our network programs, thereby licensing the broadcasting of such music in such programs over your station. You will be responsible for all music license requirements for any commercial or other material inserted by you within or adjacent to our network programs in accordance with this agreement.

          12. The furnishing of film or tape recorded programs hereunder is contingent upon our ability to make arrangements satisfactory to us for the film or tape recordings necessary to deliver the programs to you. Such film or tape recorded programs shall be used only for a single television broadcast over your station. Positive prints of film or tape recorded programs are to he shipped by us, shipping charges prepaid, and you agree to return to us or to forward to such television station as we designate, shipping charges prepaid, each print or copy of said film or tape recording received by you hereunder, together with the original reels and containers furnished therewith. You will return or forward all prints in the same condition as received by you, ordinary wear and tear excepted, immediately after a single TV broadcast over your station. In the event you damage a print of any film or tape recorded program which is delivered to you, or fail to return or forward the original reels and containers furnished therewith, as aforesaid, you agree to pay the cost of replacing the complete print, original reels and/or containers as and when billed by us.

          13. No inducements, representations or warranties except as specifically set forth herein have been made by any of the parties to this agreement. This agreement constitutes the entire contract between the parties hereto and no provision thereof shall be changed or modified, nor shall this agreement be discharged in whole or in part, except by an agreement in writing, signed by the party against whom the change, modification or discharge is claimed or sought to be enforced; nor shall any waiver of any of the conditions or provisions of this agreement be effective and binding unless such waiver shall be in writing and signed by the party against whom the waiver is asserted, and no waiver of any provision of this agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or of any other provision.

          14. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

          15. Upon termination of this agreement, the consent theretofore granted to broadcast our Network programs shall be deemed immediately withdrawn and you shall have no further rights of any nature whatsoever in such programs.

          16. We agree to indemnify, defend and hold you harmless against and from all claims, damages, liabilities, costs and expenses arising out of the use or exercise by you, in accordance with this agreement, of any rights or material furnished by us hereunder, provided that you promptly notify us of any claim or litigation to which this indemnity shall apply, and that you cooperate fully with us in the defense at our request. You similarly agree to indemnify, defend and hold us harmless with respect to material furnished by you.


VI.  TERM
     ----

     This agreement shall become effective at 3:00 AM, NYT, on the 1st day of October, 1990, and it shall continue until 3:00 AM, NYT, on the 1st day of October 1992. It shall then be renewed on the same terms and conditions for a further period of two years, and so on for successive further periods of two years each, unless and until either party hereto shall, at least six (6) months prior to the expiration of the then current term, give the other party written notice that it does not desire the contract renewed for a further period. It is understood and agreed, however, that this agreement may be terminated at any time, both during the initial term and any subsequent renewal term, by either party upon giving the other party six
(6) months, advance written notice.

If, after examination, you find that the arrangement herein proposed is satisfactory to you, please indicate your acceptance on the copy of this letter enclosed for that purpose and return that copy to us.

                         Very sincerely yours,

                         AMERICAN BROADCASTING COMPANIES, INC.


                         By:   s/
                              -----------------------------------
                              Executive Vice President, In Charge
                                    Of Affiliate Relations



Accepted this 18 day of
September, 1990

Television Station KOCO


By:  s/
    -------------------

                                   RIDER ONE
                                   ---------


     As of January 1, 1990 (or such other effective date established by the Federal Communications Commission for operation of the revised network non-duplication rules), you shall be entitled to network non-duplication protection (gainst simultaneous or non-simultaneous presentation of ABC Television Network programs via cable pursuant to the compulsory license) as follows:

     a. The geographic zone of network non-duplication protection shall be the Area of Dominant Influence ("ADI") (as defined by Arbitron) in which your station is located, or any lesser zone pursuant to any geographic restrictions contained in the Federal Communications Commission rules and regulations, now or as subsequently modified.

     b. Network non-duplication protection shall extend to all ABC Television Network programs that you broadcast in accordance with this agreement. Protection shall not extend to individually pre-empted programs of an otherwise cleared series.

     c. Network non-duplication protection shall begin 48 hours prior to the live time period designated by us for broadcast of that network program by your station, and shall end at 12:00 Midnight on the seventh day following that designated time period.

You are under no obligation to exercise in whole or in part the network non-duplication rights granted under this agreement.


                         AMERICAN BROADCASTING COMPANIES, INC.


                         By:    s/
                              -----------------------------------
                              Executive Vice President, In Charge
                                    Of Affiliate Relations


Accepted this 18 day of
September, 1990

Television Station KOCO


By:  s/
    -------------------

                                   SCHEDULE A
                                   ----------


STATION COMPENSATION
--------------------


(a) We will pay you within a reasonable period of time after the close of each four or five week accounting period, as the case may be, for broadcasting each network sponsored program or portion thereof hereunder, except those specified in paragraph (b) hereof, which is broadcast over your station during the live time period/*/ therefor, the amount resulting from multiplying the following:

    (i)   Your network station rate, set forth in Section II of the agreement;
          by

    (ii) the percentage set forth in the table below opposite such applicable time period; by

    (iii) the fraction of an hour substantially occupied by such program or portion thereof; by

    (iv) the fraction of the aggregate length of all Commercial availabilitie/**/ during such program or portion thereof occupied by network Commercial announcements./***/




-------------------------
/*/ Live time period, as used herein, means the time period or periods as specified by us in our initial offer of a network program for the broadcast of such program over your station.

/**/ Commercial availability, as used herein, means a period of time made available by us during a, network sponsored program for one or more network commercial announcements or local cooperative commercial announcements.

/***/ Network commercial announcement, as used herein, means a commercial announcement broadcast over your station during a commercial availability and paid for by or on behalf of one or more of our network advertisers, not including, however, announcements consisting of billboards, credits, public service announcements, promotional announcements, and announcements required by law.

                                     TABLE
                                     -----



                                    CENTRAL
                                    -------

                             Monday through Friday
                             ---------------------
                         Sign-on to 10:00 AM --  7%
                         10:00 am to 5:00 PM -- 10.9%
                          5:00 PM to 6:00 PM -- 15%
                          6:00 PM to 11:00 PM -- 30%
                         11:00 PM to Sign-off -- 15%


        Saturday                                     Sunday
        --------                                     ------
 Sign-on to 8:00 AM -- 5%                    Sign-on to 8:00 PM -- 5%
 8:00 AM to 1:00 PM -- 8%                    8:00 AM to 1:00 PM -- 6%
 1:00 PM to 6:00 PM -- 15%                   1:00 PM to 6:00 PM -- 15%
 6:00 PM to 11:00 PM -- 30%                  6:00 PM to 11:00 PM -- 30%
11:00 PM to Sign-off -- 15%                 11:00 PM to Sign-off -- 15%


All times in this paragraph are expressed in terms of your station's then current local time.

For each network sponsored program or portion thereof, except those specified in paragraph (b) hereof, which is broadcast by your station during a time period other than the live time period therefor, we will pay you as if your station had broadcast such program or portion thereof during such live time period, except that:

    (i) if the percentage set forth above opposite the time period during which your station broadcast such program or portion thereof is less than that set forth opposite such live time period, then we will pay you on the basis of the time period during which your station broadcast such program or portion thereof.

(b) Payment For Other Programs
------------------------------

We will establish such compensation arrangements as we and you shall agree upon prior to the expiration of the applicable periods of time for program acceptantc, as set forth in Section I.C. of this affiliation agreement, for all network sponsored programs broadcast by your station consisting of:

    (i)   Sports programs;

    (ii) special events programs (including, but not limited to, special news programs, awards programs entertainment specials and miniseries);

    (iii) programs for which we specified a live time period, which time period straddles any of the time period categories in the table in paragraph
          (a) above; and

    (iv)  any other programs which we may designate from time to time.

(c) Deductions
--------------

    (i) From the amounts we are to pay you for station compensation hereunder, we shall throughout the term of this affiliation agreement deduct during each accounting period a sum equal to 168% of your station's network rate for each week of said period.

    (ii) We will deduct a sum equal to the total of whatever fees, if any, may have mutually been agreed upon by you and us with respect to local cooperative commercial announcements broadcast during the applicable accounting period for which your station is being compensated.

                                   SCHEDULE B
                                   ----------


             COMPENSATION FOR CUT-IN AND LOCAL TAG ANNOUNCEMENT(S)
             -----------------------------------------------------


A.  CUT-IN ANNOUNCEMENTS
--  --------------------

    I.    With respect to programs broadcast by you during the time Periods
          -----------------------------------------------------------------
          specified by us in our initial offer for such programs.
          ------------------------------------------------------

          For each local cut-in announcement you broadcast within a program, which program is broadcast during the time period(s) specified by us in our initial offer for such program, we will pay you the amount resulting from multiplying your network station rate (set forth in Section II of the agreement) by the percentage for cutin announcement(s) set forth in the applicable Table in Section C below opposite such applicable time period.

    II.   With respect to programs broadcast by you during time Periods other
          -------------------------------------------------------------------
          than that specified by us in our initial offer of such programs.
          ---------------------------------------------------------------

          For each local cut-in announcement you broadcast within a program, which program is broadcast by you during a time period other than that specified by us in our initial offer of such program, we will pay you an amount as set forth in Section A.I. above, except that:

          (i) if the percentage set forth in the applicable Table in Section C below for cut-in announcement(s) opposite the time period during which your station actually broadcast the program in which you broadcast or originated such cut-in announcement(s) is less than that set forth opposite the applicable time period specified in our initial offer of such program, then we will pay you for each cut-in announcement(s) on the basis of the time period during which your station actually broadcast such program.

    III.  With respect to Programs broadcast by you in a time period which
          ----------------------------------------------------------------
          straddles any of the time period categories set forth in the
          ------------------------------------------------------------
          applicable Table in Section C below.
          -----------------------------------

          In the event that we offer you a program for broadcast in a time period which straddles any of the time period categories set forth in the applicable Table in Section C below, and you broadcast such program within which you also broadcast or originate one or more cut-in announcements), we will pay you such amounts as we and you shall have agreed upon prior to your broadcast or origination of such cut-in announcements).

B.  LOCAL TAG ANNOUNCEMENTS
--  -----------------------

    I.    With respect to programs broadcast by you during the time period(s)
          ---------------------------------------------------- --------------
          specified by us in our initial offer for such programs.
          ---------------------------------------- -------------

          For each local tag announcement you broadcast within a program, which program is broadcast during the time period(s) specified by us in our initial offer for such program, we will pay you the amount resulting from multiplying your network station rate (set forth in Section II of the agreement) by the percentage for each local tag announcement set forth in the applicable Table in Section C below opposite such applicable time period.

    II.   With respect to programs broadcast by you during time Periods other
          -------------------------------------------------------------------
          than that specified by us in our initial offer of such programs.
          ---------------------------------------------------------------

          For each local tag announcement you broadcast within a program, which program is broadcast by you during a time period other than that specified by us in our initial offer of such program, we will pay you an amount as set forth in Section B.I. above, except that:

          (i) if the percentage set forth in the applicable Table in Section C below for each local tag announcement opposite the time period during which your station actually broadcast the program in which you broadcast such local tag announcement is less than that set forth opposite the applicable time period specified in our initial offer of such program, then we will pay you for each local tag announcement on the basis of the time period during which your station actually broadcast such program.

    III.  With respect to programs broadcast by you in a time period which
          ----------------------------------------------------------------
          straddles any of the time period categories set forth in the
          ------------------------------------------------------------
          applicable Table in Section C below.
          -----------------------------------

          In the event that we offer you a program for broadcast in a time period which straddles any of the time period categories set forth in the applicable Table in Section C below, and you broadcast such program within which you also broadcast one or more local tag announcement(s), we will pay you such amounts as we and you shall have agreed upon prior to your broadcast of such local tag announcement(s).

          C.  COMPENSATION TABLE FOR CUT-IN OR LOCAL TAG ANNOUNCEMENTS
          ------------------------------------------------------------



                                    CENTRAL
                                    -------


                              Cut-In Announcements
                              --------------------


Monday through Sunday  --  6:00 PM to 11:00 PM  - 18.75%
                           All other times      -  7.50%


                            Local Tag Announcements
                            -----------------------


Monday through Sunday  --  6:00 PM to 11:00 PM  - 9.38%
                           All other times      - 3.75%



All times in this paragraph are expressed in terms of your station's then current local time.

                                     TABLE
                                     -----


                                    CENTRAL
                                    -------


                             Monday through Friday
                             ---------------------
                           Sign-on to 10:00 AM --  7%
                         10:00 am to 12:00 N -- 18.25%
                            12:00 N to 3:00 PM - 6%
                           3:00 PM to 7:00 PM -- 10%
                           7:00 PM to 11:00 PM -- 28%
                          11:00 PM to Sign-off -- 15%


       Saturday                                   Sunday
       --------                                   ------
 Sign-on to 8:00 AM -- 5%                  Sign-on to 8:00 AM -- 5%
 8:00 AM to 1:00 PM -- 8%                  8:00 AM to 1:00 PM -- 6%
 1:00 PM to 5:00 PM -- 15%                 1:00 PM to 5:00 PM -- 15%
 5:00 PM to 7:00 PM -- 10%                 5:00 PM to 6:00 PM -- 10%
 7:00 PM to 11:00 PM -- 28%                6:00 PM to 11:00 PM -- 28%
11:00 PM to Sign-off -- 15%               11:00 PM to Sign-off -- 15%


All times in this paragraph are expressed in terms of your station's then current local time.